Preliminary
2008 Fourth Quarter and Full-Year Results
February 3, 2009
9:00 AM EST
 Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC (“GMAC”) management, the use of the words “expect,”
“anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,”
“evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC’s and Residential Capital, LLC’s (“ResCap”) actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and ResCap, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation (“GM”); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; our ability to realize the anticipated benefits associated with our recent conversion to a bank holding company, and the increased regulation and restrictions that we will be subject to; uncertainty concerning our ability to access additional federal liquidity programs; recent developments in the residential mortgage and capital markets; continued deterioration in the residual value of off-lease vehicles; the continuing negative impact on ResCap of the decline in the U.S. housing market; changes in U.S.
government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC’s and ResCap’s operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations.  Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations.
The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products.  The term
“originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products. 2

Table of Contents GMAC                                                Page 4 Global Auto Finance                             Page 7 Insurance                                                      Page 11 ResCap      Page 13 Global Capital and Liquidity                 Page 21 GMAC General Items                          Page 25 Conclusion                              Page 28 Supplemental                                                    Page 29 3

GMAC: 2008 Actions

- ✓ 2/08 Announced North American Auto Finance restructuring
- ✓ 6/08 Completed largest bank line refinancing ever, covering $46 billion of commitments
- ✓ 6/08 Completed ResCap bond exchange, capturing a $1.7 billion discount
- ✓ 7/08 Sold Polish Commercial Finance unit
- ✓ 7/08 Secured ownership of GMAC Bank for an additional 10 years
- ✓ 9/08 Announced sale of GMAC Home Services and ResCap restructuring
- ✓ 10/08 Took various actions to reduce leasing and retail auto originations around the world
- ✓ 11/08 Announced sale of GMAC RE
- ✓ 12/08 Granted Bank Holding Company status
- ✓ 12/08 Received capital contribution of $750 million from existing shareholders
- ✓ 12/08 Sold $5 billion of preferred membership interests under TARP
- ✓ 12/08 Expanded consumer auto lending
- ✓ 12/08 Completed GMAC and ResCap bond exchanges, raising $11.7 billion of capital*
- ✓ 12/08 Reduced assets by around $60 billion, or around 24%, from prior year
- ✓ 12/08 Reduced unsecured debt roughly $50 billion, or 50%, from prior year
- ✓ 1/09 Closed rights offering for $1.25 billion of common equity equivalents
- ✓ 1/09 GMAC purchased ResCap's interests in GMAC Bank
- ✓ 1/09 Completed additional debt repurchase, generating approx. $0.6 billion of capital

** Capital raised includes $11.4 billion from gain on transaction and $0.2 billion book value of new preferred interests*

GMAC FINANCIAL SERVICES

Q4 2008 GMAC Preliminary Results

4

GMAC: Fourth Quarter 2008 Performance Highlights

Q4 2008 consolidated net income of $7.5 billion, primarily driven by a gain on the bond exchange

- Excluding the bond exchange gain of $11.4 billion, the consolidated net loss was $3.96 billion
  - Loss of $1.3 billion at Global Auto Finance, driven by weak credit conditions and falling used vehicle prices
  - Net income of $95 million at Insurance
  - Loss, excluding debt retirement gain, of $1.7 billion at ResCap, due to falling asset values and continued distress in the real estate market
    - Total GAAP loss at ResCap of $981 million, which includes $754 million of debt retirement gains
- Gain of $11.4 billion on bond exchange and debt retirement
  - $754 million of gain at ResCap

GMAC ended Q4 2008 with $15.2 billion of cash and cash equivalents

GMAC ex. ResCap	$8.2 billion
ResCap*	$7.0 billion
GMAC LLC	$15.2 billion

** Includes the cash and cash equivalents of GMAC Bank as presented on ResCap's financial statements.*

5

GMAC FINANCIAL SERVICES

Q4 2008 GMAC Preliminary Results

GMAC: Net Income by Segment Net Income by Segment * ResCap total GAAP net income was $981 million, including $754 million debt retirement gains. ** Other segment includes Commercial Finance, equity investments and other corporate activities. Other had total GAAP net income of $9.66 billion, including $10.66 billion of bond exchange gain. ($ millions) Q4 '08 Q4 '07 North America ($1,202) $40 International (111) 97 Global Automotive Finance (1,313) 137 Insurance 95 68 ResCap excluding Debt Retirement* (1,735) (1,441) Other excluding Bond Exchange** (1,005) (50) Gain on Bond Exchange and Debt Retirement 11,420 562 Consolidated net income (loss) $7,462 ($724) 6

Global Auto Finance: Key Metrics ($ bil) All tables include North American and International Operations except where noted. Origination and asset base figures include auto loans and leases. *U.S. scheduled terminations on a managed basis by termination year - all lease terms, all vehicle segments (cars, trucks and SUVs) Net Income $398 $395 $258 ($717) ($294) ($1,313) $137 $554 ($1,400) ($1,100) ($800) ($500) ($200) $100 $400 $700 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ mil) Global Consumer Originations $12.3 $14.0 $12.5 $11.3 $2.0 $2.1 $2.3 $1.9 $2.1 $2.5 $0.6 $2.0 $2.7 $12.9 $14.5 $13.4 $1 $3 $5 $7 $9 $11 $13 $15 $17 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Used New Global Consumer Auto Asset Base $120 $121 $123 $120 $115 $122 $124 $101 $84 $85 $83 $83 $86 $81 $77 $66 $40 $55 $70 $85 $100 $115 $130 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Serviced On-Balance Sheet ($ bil) Sales Proceeds as % of ALG (U.S. Lease Terminations)* 74 79 84 89 94 99 104 109 114 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2005 2006 2007 2008 (%) 7

Global Auto Finance: Condensed Income Statement             Notable Items (Pre-Tax) ($ millions) Q4 2008 Q4 2007 Revenue Total financing revenue $3,303 $3,804 Interest expense 2,276 2,314 Depreciation expense on operating leases 1,273 1,383 Impairment of investment in operating leases 425             -                     Net financing (loss) revenue (671) 107 Other revenue Servicing fees 71 89 Gain on automotive loans, net 169 165 Gain on extinguishment of debt 4 -                   Investment (loss) income (114) 116 Other income 592 743   Total other revenue 722 1,113 Total net revenue 51 1,220 Provision for credit losses 510 188 Noninterest expense 957 789 (Loss) income before income tax (benefit) expense (1,416) 243 Income tax (benefit) expense (103) 106 Net (loss) income ($1,313) $137 ($ millions) Q4 2008 Q4 2007 Impairment charges on operating leases ($425) - Valuation adjustment auto HFS (LOCOM) and retained interests ($249) - Credit loss provision for retail balloon contract residuals ($162) - 8

Global Auto Finance: Consumer Auto Loss Trends Net Retail Losses (% Avg Assets)                                      Q4 2008                                                                                                 2.51%                          0.85%     0.70%         1.49%                    2.10%       Q4 2007                                                                                                 1.31%                        -0.01%     0.47%         1.20%                 1.05%       Year over Year Change                            +120bps      +86bps      +23bp          +29bps        +105bps                                                                                                                             North     Asia          Latin
                                                                                                                        America  EuropePacific        America           Global Losses are up significantly due to: Higher frequency in Europe and North
America Increased severity, especially in North
America Frequency is up, driven by economic
weakness and the seasoning of the portfolio The asset base is shrinking, pushing loss ratios up 1.40% 1.34% 1.05% 0.92% 1.01% 1.55% 1.13% 2.10% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 2.2% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Global Annualized Credit Losses as % of Managed Retail Contracts 9

Global Auto Finance: Auto Delinquency Trends Loans > 30 Days Past Due                                                            Q4 2008                                                                                                 3.18%     1.52%          1.74%         4.06%                           2.96%       Q4 2007                                                                                                 2.77%     1.36%          1.90%         4.08%                           2.68%       Year over Year Change                              +41bps      +16bps        -16bps         -2bps          +28bps                                                                                                                             North     Asia          Latin
                                                                                                                        AmericaEuropePacific            America           Global Delinquency has historically been highly
correlated to the unemployment rate, which is
what we are seeing in North America Economic weakness, particularly in Spain, has caused European credit performance to
deteriorate Overall delinquency rates are up due to
shrinking portfolios in North America and
Europe 2.42% 2.62% 2.52% 2.30% 2.46% 2.63% 2.96% 2.68% 2.2% 2.4% 2.6% 2.8% 3.0% 3.2% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Global Delinquencies as % of Average Managed Retail    Contracts (Greater than 30 Days Past Due) 10

Insurance: Key Metrics ($ mil) * Core Earnings = underwriting income + investment income + goodwill impairment + interest expense, less gain on sale of business, less capital gains; net of tax. See supplemental charts for a reconciliation of core earnings to GAAP income. ** Combined ratio represents the sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total premiums and service revenues earned and other income. For 2008, sale of GMAC RE and goodwill impairment have also been excluded. *** Q4 2008 reflects the sale of GMAC RE, which closed on November 3, 2008. Excluding GMAC RE, premiums written ($ millions) would be $859, $939, $942 and $937 for Q4 2007, Q1 2008,
Q2 2008 and Q3 2008, respectively. Note: Q4 2008 written premium net of a one-time cession of premium related to
sale of GMAC RE*** Net Income $143 $131 $117 $132 $135 $97 $95 $68 $0 $50 $100 $150 $200 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ mil) Core Earnings* $143 $134 $114 $131 $84 $154 $67 $70 $0 $50 $100 $150 $200 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Combined Ratio** 90.2% 95.3% 93.8% 97.8% 90.9% 92.9% 96.9% 91.0% 86% 88% 90% 92% 94% 96% 98% 100% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Premiums Written*** $1,070 $964 $1,063 $1,067 $544 $1,133 $942 $1,042 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ mil) 11

Insurance: Condensed Income Statement Notable Items (Pre-Tax) ($ millions) Q4 2008 Q4 2007 Revenue Insurance premiums and service revenue earned $963 $1,133 Investment income 9 107 Other income 132 42 Total insurance premiums and other income 1,104 1,282 Expense Insurance losses and loss adjustment expenses 514 656 Acquisition and underwriting expense 415 496 Impairment of goodwill 42 -                   Total expense 971             1,152           Income before income tax expense 133 130 Income tax expense 38 62 Net income $95 $68 ($ millions) Q4 2008 Q4 2007 Goodwill impairment (42) - Gain on sale of business 98 - 12

ResCap: Key Messages Operating and market environments Execution of strategic initiatives continues to reduce the balance sheet and lower operating costs; however, weak real estate market conditions persist Credit-related costs remain at elevated levels Cost of funding is very high Significant portion of assets are in run-off; poor market for disposition of non-conforming assets Capital and liquidity needs continue Remained compliant with key covenants Ongoing evaluation of plans to address capital and liquidity needs GMAC holds significant portions of ResCap debt from bond exchange Core origination and servicing business provides diversification for GMAC ResCap continues to rely on GMAC support 13

ResCap: Key Metrics 2 1 Q4 ’08 includes $754 million after-tax gain on extinguishment of debt. 2 Total assets include the assets of auto division of GMAC Bank as presented on ResCap’s financial statements. 3 Government and Prime Second Liens are included in Prime Non-conforming. 3 Of the total, $4.2 billion was securitized on-balance sheet at 12/31/08, with no economic exposure. 3 ResCap Net Income 1 ($981) ($1,912) ($1,860) ($859) ($910) ($254) ($2,261) ($921) ($2,400) ($1,400) ($400) $600 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ mil) ResCap Total Assets 2 $131 $126 $116 $89 $81 $73 $67 $58 $0 $50 $100 $150 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Primary Servicing - Period End $453 $461 $466 $453 $460 $437 $394 $426 $0 $200 $400 $600 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Prime Conforming Prime Non-conforming Nonprime ($ bil) ResCap Loan Production $9 $12 $18 $21 $21 $29 $35 $38 $0 $20 $40 $60 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Prime Conforming Prime Non-conforming Nonprime ($ bil) 14

ResCap: Condensed Income Statement Note: Income statement presentation (condensed) as it appears on a GMAC reported basis; results on a ResCap reported basis can be found on page 37 of this presentation. Notable Items (Pre-Tax)* ($ millions) Q4 2008 Q4 2007 Revenue Total financing revenue $600 $1,288 Interest expense 777 1,421 Net financing loss (177) (133) Servicing fees 334 440 Servicing asset valuation and hedge activities, net (248) 34 Net loan servicing income 86 474 (Loss) gain on mortgage loans, net (56) 299 Gain on extinguishment of debt 757 521 Other loss (195) (388) Total other revenue 506 432 Total net revenue 415 773 Provision for credit losses 817 830 Noninterest expense 666 875 Loss before income tax benefit (1,068) (932) Income tax benefit (87) (11) Net loss ($981) ($921) ($ millions) Q4 2008 Q4 2007 ResCap gain/loss on investment securities, net (80) (399) ResCap provision for loan losses (817) (830) ResCap FX currency impacts (122) 12 Gain on extinguishment of debt (pre-tax) 757 521 15

ResCap: Global Portfolio Credit Quality Excluding
loans
impacted
by FAS
159 Excluding
loans
impacted
by FAS
159 Total HFI* = $25.9 billion                                    Total Lending Receivables* = $6.6 billion                                    *Note: HFI and Lending Receivables balances are carry value before allowance; charge-off percentages are not annualized. 1- Mortgage loans HFI are part of Finance Receivables and Loans (consumer) on GMAC’s financial statements. 2- Lending Receivables are part of Finance Receivables and Loans (commercial) on GMAC’s financial statements. Nonaccrual Loans as a Percentage of Mortgage Loans Held For Investment 1 14.0% 14.1% 16.2% 12.7% 17.1% 19.9% 22.2% 11.9% 12.2% 12.4% 15.2% 16.9% 0.0% 6.0% 12.0% 18.0% 24.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Nonaccrual Loans as a Percentage of Lending Receivables 2 10.9% 2.9% 5.0% 7.2% 11.6% 21.8% 20.4% 7.1% 0.0% 6.0% 12.0% 18.0% 24.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Net Charge-offs as a Percentage of Mortgage Loans Held For Investment 0.40% 0.73% 0.41% 0.76% 0.61% 0.66% 0.33% 0.86% 0.46% 0.67% 0.71% 0.92% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Net Charge-offs as a Percentage of Lending Receivables 0.37% 2.65% 0.47% 4.03% 0.14% 0.47% 0.22% 1.07% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 16

ResCap: Capital and Liquidity

Total equity of $2.2 billion (12/31/08)

- ResCap received equity infusions of $1.67 billion from GMAC during Q4 2008, including $690 million of GMAC MSR debt forgiveness and the contribution of $976 million of ResCap bonds (face value plus accrued interest) that resulted in a gain on the extinguishment of debt of $757* million
- Tangible net worth, without GMAC Bank, as required by certain bank facility covenants, was $350 million vs. $250 million covenant requirement**
- ResCap was also compliant with its minimum cash covenants at quarter end
- If ResCap were to need additional support, GMAC would provide that support so long as it was in the best interests of GMAC stakeholders. While there can be no assurances, GMAC's recently approved status as a regulated bank holding company has increased the importance of its support for ResCap.

Global ResCap cash and cash equivalents of $7.0 billion (12/31/08)

- ResCap cash and cash equivalents increased $98 million compared to Q3 2008
- Of the total, $5.5 billion was held at GMAC Bank***

($ billions)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Cash and cash equivalents[1]	$7.0	$6.9	$6.6	$4.2	$4.4	$6.5	$3.7	$2.6
Common equity	$2.2	$2.3	$4.1	$5.7	$6.0	$6.2	$7.5	$7.2

* *Represents a before-tax number.*

** *For this purpose, consolidated tangible net worth is defined as the company's consolidated equity, excluding intangible assets and any equity in GMAC Bank to the extent included in the Company's consolidated balance sheet.*

*** *GMAC Bank Cash & Cash Equivalents as presented on GMAC Bank's GAAP financial statements.*

[1] *These figures include the auto division of GMAC Bank, as presented on ResCap's financial statements.*

17

GMAC FINANCIAL SERVICES

Q4 2008 GMAC Preliminary Results

GMAC Bank: IB Finance Transaction

On January 30, GMAC acquired 100% of ResCap's non-voting equity interest in IB Finance Holdings, the parent company of GMAC Bank

- Prior to the transaction, IB Finance was jointly owned by GMAC and ResCap (GMAC held 100% of outstanding voting interests, and ResCap held non-voting equity interests) but consolidated with ResCap for stand-alone reporting purposes
  - At 12/31/08, ResCap stand-alone financial statements included $33 billion in assets associated with IB Finance and a $1.9 billion minority interest associated with GMAC ownership in the entity
- Transaction Mechanics
  - GMAC converted its $806 million of preferred interests in ResCap into $806 million of preferred interests in IB Finance consistent with the terms of the Exchange Agreement entered into on March 31, 2008
  - $830 million of ResCap debt was forgiven by GMAC in exchange for 100% of ResCap's remaining non-voting equity interest in IB Finance ("Class M Common Units")
  - ResCap has the right to market the Class M Common Units on similar terms and conditions to third parties for a period of 60 days following the closing, and will receive any upside should a third party buyer be identified
  - All business arrangements between ResCap and GMAC Bank will remain in place at closing
- As a result of this, all voting and economic interests in IB Finance are now owned directly by GMAC
  - IB Finance will no longer consolidate with ResCap for stand-alone reporting purposes
  - GMAC segment reporting is unaffected by this transaction

GMAC FINANCIAL SERVICES

Q4 2008 GMAC Preliminary Results

18

Global Capital and Liquidity: GMAC Bank Continuing to grow GMAC Bank assets and deposits in line with FDIC guidelines Assets of $32.9 billion include $10.9 billion of assets at the auto division, and $22.0 billion of assets at the mortgage division Increased marketing efforts have raised deposits to $19.3 billion as of 12/31/08 More rapid growth of assets in the bank remains constrained by restrictions on affiliate related business Total FHLB borrowing capacity of $9.5 billion ($0.2 billion of which is unused) available to fund mortgage assets Note: GMAC Bank assets and deposits as presented on GMAC Bank call report filed with the FDIC. $3.5 $3.3 $4.1 $4.5 $7.2 $7.7 $10.6 $10.8 $10.7 $10.2 $1.71 $1.87 $2.16 $2.31 $1.51 $28.4 $30.3 $31.9 $32.9 $32.9 0 5 10 15 20 25 30 35 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Retail Deposits Brokered Deposits Other Deposits Total Assets ($ billions) 19

GMAC Bank: Regulatory Restrictions for Auto Assets Banking regulations limit GMAC Bank’s ability to fund the majority of
GMAC’s U.S. auto assets Certain transactions with affiliates are extremely limited, without an exemption Currently, GM is considered an affiliate of GMAC Bank GMAC Bank can not fund the following unless regulators provide an exemption: Dealer inventory finance for new GM vehicles, as long as GM is considered an affiliate Consumer leasing Retail auto loans on vehicles for which GMAC provides the dealer financing While these restrictions limit our ability to grow GMAC Bank assets, the
Bank remains a key funding source 20

Global Capital and Liquidity: Cash Roll Forward GMAC ResCap GMAC ($ billions) Consolidated Consolidated Bank Cash & Cash Equivalents (9/30/08) $13.5 $6.9 $4.9 Debt Maturities (5.5) (0.3) 0.0 Q4 Wholesale Securitization Maturities (0.7) 0.0 0.0 Asset RunOff net of On-Balance Sheet Securitizations 7.5 0.0 (0.2) Intercompany Secured Loans 0.0 (0.7) 0.0 Other* 0.4 1.1 0.7 Cash & Cash Equivalents (12/31/08) $15.2 $7.0 $5.5 Net Q4 Change in Cash & Cash Equivalents $1.7 $0.1 $0.6 *  Includes receipt of $5.0 billion in TARP funds and cash tender payment of $2.5 billion for debt exchange Note: Numbers may not foot due to rounding 21

Global Capital and Liquidity: Capital Base

($ billions)	Preferred Interests	Common Interests	Total Equity
Total Equity at 9/30/08	**$1.05**	**$8.19**	**$9.24**
Q4 Net Loss Excluding Bond Exchange and Debt Retirement*		(3.96)	(3.96)
Bond Exchange and Debt Retirement Gain*		11.42	11.42
Preferred Interests Issued During Bond Exchange	0.23		0.23
US Treasury TARP Investment	5.00		5.00
Common Equity Issued in Exchange for GM/Cerberus Contribution of Participation in ResCap $3.5 Bn Secured Facility		0.75	0.75
Accumulated Other Comprehensive Income		(0.81)	(0.81)
Total Equity at 12/31/08	**$6.28**	**$15.59**	**$21.85**

Memo: Additional Debt Repurchase Completed 1/05/09 (est)		0.60	0.60
Rights Offering Completed 1/16/09		1.25	1.25
Proforma Total Capital**	**$6.28**	**$17.44**	**$23.70**

Note: Numbers may not foot due to rounding.

** Q4 total GAAP income was $7.5 billion, consisting of $11.4 billion bond exchange gain and $3.96 million of other losses*

*** 12/31/2008 capital plus impact of rights offering and debt repurchase; does not include any impact from January 2009 operating performance.*

- The bond exchange increased equity capital by $3.7 billion from principal reduction, cash tender and issuance of other securities, $0.2 billion from converting principal to preferred stock and $7.7 billion from recording the debt and preferred at fair market value
- GMAC now has four classes of preferred stock including preferred interests held by GM, two series of interests held by the U.S. Treasury and interests issued in the bond exchanges

GMAC FINANCIAL SERVICES
Q4 2008 GMAC Preliminary Results
22

Global Capital and Liquidity: Capital Ratios
 Capital ratios * The ratio of Tangible Equity/Tangible Assets excludes Intangibles of $1.4 billion (12/31/08), $1.5 billion (9/30/08) and $1.6 billion (12/31/07) from Total Equity and Total
Assets. ** Under a revolving credit facility, we are subject to a leverage ratio covenant under which adjusted consolidated debt should not exceed 11 times adjusted consolidated net worth. Details on this calculation can be found on slide 33. 12/31/08 09/30/08 12/31/07 Total Equity / Total Assets 11.5% 4.4% 6.3% Tangible Equity / Tangible Assets* 10.9% 3.7% 5.7% Bank Agreement Leverage Ratio** 2.8x 10.0x N/A 23

Global Capital and Liquidity: Term Debt Maturity Profile Debt exchange did not significantly change GMAC’s overall maturity profile Unsecured and secured term maturities in 2009 are $30.5 billion, down only $2.0 billion from pre-exchange levels *Note: Pre-exchange maturities as of 9/30/2008 and post-exchange maturities as of 12/31/2008 reflect par value of debt. Excludes collateralized borrowings in securitization trusts representing mortgage lending related debt that is repaid upon the principal payments of the underlying assets, of $7.0 billion (as of 9/30/08)
and $3.8 billion (as of 12/31/08). $7.4 $32.5 $31.3 $24.9 $8.9 $29.3 $7.8 $28.6 $30.5 $23.6 $26.5 0 5 10 15 20 25 30 35 2008 2009 2010 2011 2012 2013 and thereafter Pre-Exchange* Post-Exchange* ($ billions) 24

GMAC: Funding Strategy Within GMAC Bank: Increase deposits and shift toward a higher proportion of retail deposits Continue to access FHLB funding Access federal funding facilities as appropriate Outside GMAC Bank Maintain key components of current funding strategy Emphasis on secured committed facilities Maintain strong and deep lending relationships with key bank partners Manage asset originations to match available funding As origination patterns change, reshape funding to reflect this Expand funding in new ways where possible Applying for TLGP Exploring opportunities within TALF When markets return, access public ABS market and perhaps unsecured market Credit market challenges remain, and GMAC will continue to focus on enhancing liquidity 25

GMAC: Selected BHC Requirements

The transformation to a BHC involves a number of changes, including those to our current business model, corporate governance and reporting requirements

- GMAC-GM operating agreements being revised
- GMAC Board will be reconstituted
- GMAC must comply with bank regulations and reporting requirements
- GMAC ownership will be restructured
  - GM's ownership is limited to no more than 9.9% of voting interest and economic
    - GM has indicated it will contribute all equity in excess of this limit to two blind trusts
    - The trustees must dispose of all the equity in the trusts within 3 years
  - Cerberus' ownership is limited to no more than 14.9% of voting interest and 33% of economic interest
    - Cerberus will distribute excess equity to its investors

GMAC Voting Interest Ownership

(%)	GM	GM Trust[1]	Treasury Trust[2]	Cerberus	Cerberus Co-Investors	Total
9/30/08	**49.0%**	-	-	**51.0%**	-	**100.0%**
1/16/09	59.9%	-	-	40.1%	-	100.0%
3/31/2009 (expected)	**9.9%**	**14.6%**	**35.4%**	**14.9%**	**25.2%**	**100.0%**

[1] *Blind trust, of which GM will be the beneficiary. GM will appoint Trustee, subject to Federal Reserve approval*

[2] *Blind trust, of which GM will be the beneficiary. U.S. Treasury will appoint Trustee*

GMAC FINANCIAL SERVICES

Q4 2008 GMAC Preliminary Results

26

GMAC: Corporate Governance GMAC is required to reconstitute its board by March 24, 2009 The new board will be comprised of seven members including: One member appointed by Cerberus Two members appointed by the Trustee of the “Treasury Trust“ The Treasury Trust is a blind trust or trusts that will be established by GM to hold certain voting interests in GMAC.  The Trustee will be appointed by the U.S. Treasury The GMAC CEO Three independent members appointed by the above four members. One independent member will appointed chairman by a majority of the board 27

Conclusion      The difficult economic and financial environment in 2008 threatened
GMAC’s mission of lending to car buyers, homebuyers and auto dealers       Our actions throughout the year have improved GMAC’s position, yet challenges remain Stressed capital markets Poor economic conditions Weaker consumer and commercial credit Concentration of risk in Auto and Mortgage New regulatory requirements       To address these challenges, GMAC will focus on 5 key priorities for
2009 1. Transition to and meet all bank holding requirements 2. Strengthen the company’s liquidity and capital position 3. Build a world class GMAC organization 4. Expand and diversify customer-focused revenue opportunities in auto and mortgage, with available funding driving originations 5. Drive returns by repositioning the risk profile of GMAC’s revenue mix and asset base, and maximizing efficiencies 28

Supplemental Charts

                                  29

GMAC: Preliminary Quarterly Consolidated Net Income Supplemental ($ millions) Q4 2008 Q4 2007 Revenue Total financing revenue $4,000 $5,193 Interest expense 2,917 3,653 Depreciation expense on operating lease assets 1,274 1,384 Impairment of investment in operating leases 425 -                     Net financing (loss) revenue (616) 156 Other revenue Net loan servicing income 157             563              Insurance premiums and service revenue earned 974             1,144           Gain on mortgage and automotive loans, net 113 464 Gain on extinguishment of debt 11,464 563 Investment loss (183) (75) Other (loss) income (491) 478   Total other revenue 12,034 3,137 Total net revenue 11,418 3,293 Provision for credit losses 1,340 1,021 Noninterest expense Insurance losses and loss adjustment expenses 537             656              Other operating expenses 2,137 2,191 Impairment of goodwill 42              -                     Total noninterest expense 2,716 2,847 Income (loss) before income tax (benefit) expense 7,362 (575) Income tax (benefit) expense (100) 149 Net income (loss) $7,462 ($724) 30

GMAC: Preliminary Full-Year Consolidated Net Income Supplemental ($ millions) 2008 2007 Revenue Total financing revenue $18,395 $21,187 Interest expense 11,870 14,776 Depreciation expense on operating lease assets 5,483 4,915 Impairment of investment in operating leases 1,234          -                     Net financing (loss) revenue (192) 1,496 Other revenue Net loan servicing income 1,498          1,649           Insurance premiums and service revenue earned 4,329          4,378           (Loss) gain on mortgage and automotive loans, net (1,560) 508 Gain on extinguishment of debt 12,628 563 Investment (loss) income (446) 473 Other income 601 2,732   Total other revenue 17,050 10,303 Total net revenue 16,858 11,799 Provision for credit losses 3,683 3,096 Noninterest expense Insurance losses and loss adjustment expenses 2,522          2,451           Other operating expenses 8,734 7,739 Impairment of goodwill 58              455                Total noninterest expense 11,314 10,645 Income (loss) before income tax (benefit) expense 1,861 (1,942) Income tax (benefit) expense (7) 390 Net income (loss) $1,868 ($2,332) 31

GMAC: Preliminary Consolidated Balance Sheet Supplemental ($ billions) Assets 12/31/2008 12/31/2007 Cash and cash equivalents $15.2 $17.7 Investment securities 8.4 16.7 Loans held for sale 7.9 20.6 Finance receivables and loans, net of unearned income 100.1 127.5 Allowance for credit losses (3.4) (2.8) Investment in operating leases, net 26.4 32.3 Other assets 34.9 36.9 Total assets $189.5 $248.9 Liabilities Unsecured debt $53.2 $102.3 Secured debt 73.1 90.8 Total debt 126.3 193.1 Deposit liabilities 19.8 15.3 Other liabilities 21.5 24.9 Total liabilities 167.6 233.3 Equity Total equity 21.9 15.6 Total liabilities, preferred interests and equity $189.5 $248.9 32

GMAC: Leverage Ratio as of 12/31/08 Supplemental Less: Adjusted December 31, 2008 ($ millions) GMAC LLC ResCap leverage metrics Consolidated borrowed funds: Total debt $126,321 $30,576 $95,745 Less: Obligations of bankruptcy-remote SPEs (54,876)                 (3,753)                    (51,123)                 Intersegment eliminations -                             (7,440)                    7,440                      Consolidated borrowed funds used for leverage ratio 71,445                    19,383                    52,062                    Consolidated net worth: Total equity 21,854                    2,187                      19,667                    Less: Intersegment credit extensions (866)                       -                             (866)                       Consolidated net worth used for leverage ratio $20,988 $2,187 $18,801 Leverage ratio 2.8                          33

Global Auto Finance: Lease Residual Trends U.S. and Canada Sales Proceeds as a % of Original ALG Estimate     * U.S. scheduled terminations on a managed basis, all lease terms.                                    **Canada scheduled terminations on a managed basis, all lease terms. Supplemental 1- U.S. scheduled terminations, all lease terms.                                                                        2- Canada scheduled terminations, all lease terms. U.S. -Across All Segments (by termination year)* 74 79 84 89 94 99 104 109 114 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2005 2006 2007 2008 (%) Canada -Across All Segments (by termination year)** 70 75 80 85 90 95 100 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2005 2006 2007 2008 (%) U.S. -By Vehicle Segment 2008 1 72 82 92 102 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Cars SUV Trucks (%) Canada -By Vehicle Segment 2008 2 60 70 80 90 100 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Cars SUV Trucks (%) 34

Auto Finance: Portfolio Composition Supplemental                            North America Lease Portfolio by Vehicle Mix     As of  12/31/08. Numbers may not foot due to rounding. *U.S. managed portfolio, adjusted for Q4 2008 vehicle mix.                                                                                                                                        As % of Units Units (000's) As % of Value Net Book Value ($bn) Car 49% 651 40% $9.4 Truck 17% 219 17% $4.0 SUV 34% 455 44% $10.4 TOTAL 1,325 $23.8 Sales Proceeds on Consumer Operating Lease Terminations* $6 $8 $10 $12 $14 $16 $18 $20 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 24/27 months 36 months 48 months ($ 000's) 35

Reconciliation of Insurance Core Earnings Supplemental 3. Amount within investment income in Forms 10-Q and 10-K. 2. Amount within other income in Forms 10-Q and 10-K. 1. Amount within acquisition and underwriting expense in Forms 10-Q and 10-K. ($ millions) 4Q 2008 3Q 2008 2Q 2008 1Q 2008 4Q 2007 3Q 2007 2Q 2007 1Q 2007 Net Income $95 $97 $135 $132 $68 $117 $131 $143 Add: Impairment of Goodwill 1 42 Add: Pre-tax interest (benefit) expense 1 2 (2) (72) 5 8 9 5 4 Less: Pre-tax gain on sale of business 2 98 Less: Pre-tax capital (losses) gains 3 (63) (90) 6 7 5 13 1 4 Add: Estimated taxes (37) (31) 27 1 (1) 1 (1) 0 Core Earnings $67 $154 $84 $131 $70 $114 $134 $143 36

Supplemental

ResCap: Income Statement

($ millions)	Q4 2008	Q4 2007
Revenue		
Total financing revenue	$957	$1,719
Interest expense	852	1,479
Depreciation expense on operating lease assets	96	89
Impairment of investment in operating leases	75	-
Net financing revenue	(66)	152
Other revenue		
Servicing fees	334	440
Servicing asset valuation and hedge activities, net	(248)	34
Gain (loss) on sale of loans	(56)	299
Gain (loss) on investment securities	(80)	(399)
Gain (loss) on retirement of debt	757	521
Other income	(189)	(204)
Total other revenue	518	691
Total net revenue	451	843
Provision for credit losses	825	836
Non-interest expense		
Compensation and benefits expense	144	234
Other operating expenses	570	665
Total non-interest expense	714	899
Minority Interests	(9)	26
Loss before income tax benefit	(1,079)	(917)
Income tax (benefit) expense	(98)	4
Net income (loss)	($981)	($921)

($ millions)	Q4 2008	Q4 2007
Net Income		
Residential Finance Group	($591)	($618)
Business Capital Group	(417)	(325)
International Business Group	(482)	(184)
ResCap Corp/Elims	510	206
Total	**($981)**	**($921)**

Note: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on a ResCap reported basis; results as they appear on a GMAC reported basis can be found on page 15 of this presentation.

37

GMAC FINANCIAL SERVICES

Q4 2008 GMAC Preliminary Results

ResCap: Mortgage Production 1  International includes some nonprime production. 1 1 Supplemental 1 International includes some nonprime production.
Note:  Totals may not foot due to rounding. ($ billions) Q4 2008 Q3 2008 Q2 2008 Q1 2008 Q4 2007 Q3 2007 Q2 2007 Q1 2007 Prime conforming $5.2 $6.8 $12.2 $15.4 $13.0 $12.2 $12.7 $9.6 Total conforming 5.2                6.8                12.2              15.4              13.0              12.2              12.7              9.6                Prime non-conforming 0.0                0.3                0.4                0.5                0.7                5.0                9.8                12.3              Government 2.9                4.1                3.8                2.0                1.2                1.0                0.8                0.6                Nonprime -                -                -                0.0                0.1                0.2                0.7                3.3                Prime second-lien 0.0                0.1                0.7                0.8                0.6                1.8                3.1                5.3                Total non-conforming 3.0                4.5                4.8                3.3                2.6                8.0                14.5              21.5              Total domestic 8.2 11.2 17.0 18.7 15.5 20.2 27.1 31.0 International 1 0.4 0.6 1.0 2.2 5.3 9.1 7.7 6.5 TOTAL $8.5 $11.9 $18.1 $20.9 $20.8 $29.3 $34.9 $37.5 Mortgage Loan Production by Type 0 5 10 15 20 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Prime Conforming Prime Non-conforming Government Nonprime Prime Second-lien Total International ($ bil) Mortgage Loan Production 0 10 20 30 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Total Domestic Total International ($ bil) 38

ResCap: Nonprime and Prime Exposure Prime and Other2                       1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average
      FICO 618) for the domestic business and international loans with at least some adverse credit history.              2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government.              3)  HFI is before allowance. Loans HFI are part of Finance receivables and loans (consumer) on GMAC’s financial statements.               *   Warehouse lending receivables are part of Finance receivables and Loans (commercial) on GMAC’s financial statements. Nonprime1 $4.2 billion of securitized assets (largely non-prime) at 12/31/08, with no
economic exposure Supplemental Loan Servicing Portfolio $36 $40 $44 $48 $53 $358 $386 $393 $412 $401 $0 $150 $300 $450 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Warehouse Lending Receivables* $0.2 $0.2 $0.1 $1.3 $1.2 $0.1 $0.2 $1.5 $1.6 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Held For Sale $5.9 $3.4 $0.8 $2.0 $1.1 $0.3 $2.6 $2.3 $9.2 $10.0 $0 $2 $4 $6 $8 $10 $12 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Loans Held For Investment 3 $23.1 $20.3 $16.9 $5.6 $9.7 $7.7 $6.7 $25.3 $24.8 $23.3 $0 $15 $30 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) 39

HFS and HFI Q4 08 transfers: HFS to HFI $240 million HFI to HFS $17 million ResCap: Global HFS Portfolio Supplemental             Note: ResCap’s HFS is part of total Loans Held for Sale Q4 2008 Total HFS Portfolio of $2.6 billion 10% 33% 11% 0% 46% Prime Conforming Prime Nonconforming Nonprime Prime Second-lien Government Q4 2008 Distribution of $10.0 billion (Issuance and whole loan sales) 5% 67% 28% Non-Agency Public Securitizations Agency Non-Agency Whole Loans 40

ResCap: HFI Portfolio GMAC Bank HFI On-Balance Sheet HFI
Securitizations Non Bank HFI 159 Loans Fair Value The Q4 2007 pie chart represents the HFI portfolio before FAS 159 Fair Value Election on
January 1, 2008 which resulted in a $10.5 billion reduction in HFI balance related to
securitized loans  Supplemental             Note: ResCap’s HFI is part of Finance Receivables and Loans (consumer), net in GMAC’s financial statements. Q4 2007 Total HFI Portfolio of $42.2 billion Q4 2008 Total HFI Portfolio of $25.9 billion 26% 26% 60% 36% 38% 7% 7% 41

Supplemental

ResCap: Q4 Significant Items

GMAC ResCap
Significant Items (Pre-tax)
Q4 2008
($ millions)

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	YTD 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	FY 2007
Provision for Loan Losses	($825)	($661)	($467)	($302)	($2,255)	($836)	($884)	($330)	($545)	**($2,595)**
Gain/(Loss) on Sale of Loans[1]	(53)	(138)	(1,062)	(748)	(2,001)	(139)	(658)	174	(235)	**(858)**
Gain/(Loss) on Investment Securities, net	(80)	(42)	(90)	(444)	(656)	(399)	(333)	(56)	40	**(748)**
Lot Option/Model Home Impairment	(19)	(49)	(79)	(93)	(239)	(77)	(98)	(20)	(9)	**(204)**
Repurchase and Other Reserves	(114)	(166)	(125)	(34)	(439)	(107)	(0)	(60)	(160)	**(327)**
Loss on Foreclosed Real Estate (REO)	(90)	(49)	(75)	(85)	(299)	(172)	(138)	(70)	(22)	**(402)**
Net SFAS 159 impact recorded in Other Income	(37)	(72)	(74)	(54)	(237)	N/A	N/A	N/A	N/A	N/A
Restructuring Costs	(34)	(73)	(18)	(20)	(145)	(127)	-	-	-	**(127)**
Debt Retirement / Tender Offer	757	42	647	480	1,925	521	-	-	-	**521**
Gain from Deconsolidation of Securitized HFI[1]	(3)	-	-	-	(3)	438	88	-	-	**526**
FX Currency Impacts	(122)	(368)	46	(2)	(446)	12	1	(1)	4	**17**
Goodwill Impairment	-	-	-	-	-	-	(455)	-	-	**(455)**

1 Gain/(Loss) on Sale of Loans excludes the Gain/(Loss) from Deconsolidation of Securitized HFI

Note: These amounts are classified according to ResCap's income statement presentation (includes auto division of GMAC Bank).

GMAC FINANCIAL SERVICES
Q4 2008 GMAC Preliminary Results
42

ResCap: Term Debt Maturity Profile Supplemental Note: Maturities as of 12/31/2008 and reflect par value of debt. Excludes collateralized borrowings in securitizations trusts representing mortgage lending related debt that is repaid upon the principal payments of the underlying assets, of $3.8 billion (as of 12/31/08). $0.56 $2.88 $0.21 $0.35 $1.86 $1.43 $1.45 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 2009 2010 2011 2012 2013 2014 2015 ($ billion) 43